WILLIAM BLAIR FUNDS

WILLIAM BLAIR LARGE CAP GROWTH FUND

SUPPLEMENT TO THE SUMMARY PROSPECTUS DATED MAY 1, 2020, THE PROSPECTUS DATED MAY 1, 2020, AS SUPPLEMENTED, AND THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2020, AS SUPPLEMENTED

At a meeting held on September 14, 2020, the Board of Trustees of William Blair Funds (the “Board”) approved a change to the William Blair Large Cap Growth Fund’s (the “Fund”) classification under the Investment Company Act of 1940 from a “diversified” to a “non-diversified” fund.

This change is subject to approval by the Fund’s shareholders at a meeting to be held on or about November 12, 2020 (the “Meeting”). Changing the Fund’s status to “non-diversified” would provide the Fund the flexibility to hold larger positions in the securities of certain companies. William Blair Investment Management, LLC, the Fund’s investment adviser (the “Adviser”), believes that under current market conditions classification as a non-diversified fund would be beneficial in executing the Adviser’s strategy for the Fund. If the proposal to change the Fund’s status to “non-diversified” is approved by shareholders at the Meeting, the Fund’s performance could be more volatile (riskier) than the performance of a diversified fund. Investing a larger percentage of the Fund’s assets in a single issuer’s securities increases the Fund’s exposure to credit and other risks associated with that issuer’s financial condition and business operations.

Prior to the Meeting, shareholders of the Fund entitled to vote at the Meeting will receive a proxy statement that will contain additional information about the Fund’s diversification status and the proposed change in classification.

Dated: September 17, 2020

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Summary Prospectus, Prospectus and Statement of Additional Information for future reference.